                                                               Exhibit 10.41


                                        INTERNATIONAL DISTRIBUTION AGREEMENT
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                    INTERNATIONAL DISTRIBUTION AGREEMENT
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         This Agreement, to take effect as of the date of its signature by both parties hereto, is by and between VeriChip Corporation, a Delaware, U.S.A. corporation having offices at 400 Royal Palm Way, Palm Beach, FL 33480, United States of America (hereinafter referred to as "VeriChip" or the "Company"), and RussGPS, Ltd., a business entity duly organized and existing under the laws of Florida principal offices at, Central Telegraph Building, Tverskaya Str., 7, Moscow Russia, (hereinafter referred to as "Distributor"). Distributor and the Company may hereinafter be referred to as the "Parties" and individually, as a "Party".

                                 WITNESSETH:

         WHEREAS, VeriChip markets highly sophisticated identification devices and readers; and

         WHEREAS, due to the technical nature and use of the Company's products, users may be properly served only if they have the benefit of professional pre-and post-sale demonstration, orientation, training and support; and

         WHEREAS, Distributor has represented to the Company that Distributor possesses experience in the distribution of products and that it has and will maintain the technical, financial and human resources required to explain, demonstrate and service the Company's products in a proper manner; and

         WHEREAS, Distributor wishes to be appointed the Company's exclusive distributor for the marketing, promotion, sale and services within the Territory (as hereinafter defined) of the Company's products listed in EXHIBIT "B" attached hereto (the "Products"); and the Company wishes to make such appointment, subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter contained, the Parties hereby agree as follows:

                           SECTION 1. DEFINITIONS

In this Agreement, capitalized terms shall have the meanings set forth in this Section 1. Definitions, or elsewhere in the provisions of this
Agreement:

(a) "Agreement" means this "International Distribution Agreement", and any and all Exhibits referenced herein, signed by both Parties.

(b) "Company Confidential Information" means all of the Company's information already in the possession of, or subsequently obtained by, Distributor, either (1) in writing and marked with a restrictive legend, such as "Confidential", or (2) in writing, orally, visually or by delivery of items which are, at the time of disclosure or within (thirty) 30 days after its disclosure, identified as confidential information, all to the extent that such information or material has not been made publicly available by the Company. The use of "Company Confidential Information" is subject to the provisions of Section 13, hereof.

(c) "Date of Delivery" is the date the Product ordered by Distributor is delivered F.O.B. in the Territory to Distributor's agent.

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(d) "Date of Shipment" is the date a Product is shipped to Distributor from the Company's distribution center in the U.S.A., as such date is shown in the corresponding bill of lading.

(e) "Effective Date" means the date this Agreement is accepted by the Company, as evidenced by the signature of the Company's representative.

(f) "End User" or "User" is anyone who acquires Products within the Territory for its own use and not for resale.

(g) "Price List" means the list of the Company's wholesale list price for the Products, as quoted by the Company from time to time. The Company's List Price in effect as of the date hereof is attached hereto as EXHIBIT "C" - Price List.

(h) "Product" or "Products" means each of the Company's product or products listed in EXHIBIT "B" - Products, attached hereto, and any copy or part thereof, documentation, updates, or other materials delivered to Distributor by the Company in conjunction with the Products.

(i) "Purchase Order" means the form attached hereto as EXHIBIT "A" - Form of Purchase Order for Products, as the Company may amend it from time to time.

(j) "Quota" means the minimum quantities of Products which Distributor shall purchase from the Company, as set forth in EXHIBIT "D" - Quota Requirements, attached hereto.

(k) "Reseller" means anyone who acquires Products from Distributor within the Territory for resale to End Users.

(l) "Territory," means the country or countries listed in EXHIBIT "E" - Territory, attached hereto.

(m) "Trademarks" means any trademarks, service marks and trade names which the Company may at any time have adopted, used or registered, which identify either the Company or the Products, or are used by the Company in relation to and in connection with the Products.

(n)      "US" or "U.S.A." means the United States of America.

               SECTION 2. APPOINTMENT OF EXCLUSIVE DISTRIBUTOR

2.1 Subject to the terms and conditions of this Agreement, the Company hereby appoints Distributor as the Company's exclusive distributor of Products in the Territory. During the Term of this Agreement, as such term is defined in Section 12 below, Distributor shall have the exclusive right to market, promote, sell and provide services for the Products in the Territory, under the Company's name and Trademarks. Distributor hereby accepts such appointment and expressly acknowledges and agrees that, pursuant to this Agreement, Distributor shall only have the rights of Distributor expressly granted by the Company hereunder. Distributor further agrees that it shall promote and maintain the excellence of quality and enhance the goodwill which is now associated with the name and reputation of the Company and its Products. Distributor acknowledges that, by accepting this appointment, it will be subject to all of the terms and conditions of this Agreement and to the Company's marketing, sales and merchandising

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
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         policies as they now exist or as they may be altered, at the Company's sole discretion, from time to time, provided, however, that the Company shall provide Distributor with a 30 (thirty) day prior written notice, and provided also that the Company will not make any changes that impose a material burden on Distributor unless such changes are reasonably necessary to comply with any applicable law, regulation or governmental order or to improve the prospects of the business. Distributor's failure to operate in accordance with such policies shall entitle the Company to terminate this Agreement in accordance with Section 16.2 (a) hereof.

2.2 Distributor agrees that (i) it will market, promote and sell the Products solely to Resellers, if any, and/or Users within the Territory; (ii) whenever Distributor places orders for Products it will do so solely under the Company's authorized form of Purchase Order, which expressly references and incorporates the terms and conditions of this Agreement; and (iii) all such Purchase Orders must be issued and signed by Distributor and must be accepted in writing signed by the Company. Distributor further agrees that it will market, promote, and offer for sale solely those Products the Company specifically approves under this Agreement, as such are listed in EXHIBIT "B" hereto, or in any amendment that, from time to time, the Company makes to it in a writing signed by the Company, and that any Purchase Order Distributor submits to the Company will list only such approved Products. Distributor shall not, without the prior written consent of the Company, sell, market or distribute any version of the Products other than the version the Company shall designate from time to time as the most current version. Distributor shall not sell, advertise or solicit orders for the Products outside the Territory and shall promptly relay any such inquiries to the Company.

         In addition, if Company desires to offer any new version of the products, or any new products, then it shall notify Distributor of such desire and shall provide Distributor with a right of first refusal to distribute such new versions or new products under the terms and conditions of this Agreement.

2.3 Nothing in this Agreement shall be construed as prohibiting or placing any restrictions whatsoever on the Company's right (i) to market, promote, distribute, license or sell any Products outside the Territory to or for the benefit or use of any person, firm or company the Company may select in its sole discretion, provided that any such agreement between the Company and that any such person, firm or company shall include a clause where such person, firm or company agrees not to may intend to use or resell the same Products within the Territory; or (ii) to appoint other distributors of the Products outside the Territory that may sell Products outside the Territory, provided that any such agreement between the Company and any such distributors, shall include a clause where such distributors agree not resell or distribute the Products within the Territory. Notwithstanding the foregoing, the Company will instruct its other distributors not to export Products to the Territory. If the Company is contacted by someone or some entity in or out of the Territory requesting to buy Products in the Territory (i.e. shipped to within the Territory), then the Company shall refer such person or entity to Distributor.

2.4 In partial consideration of the distribution rights granted by the Company to the Distributor hereunder, Distributor shall pay to the Company a non-recurring and non-refundable fee in the amount of One Dollar, US$1.00 (the "Distribution Fee").

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
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         Distributor hereby expressly agrees that the Distributor Fee shall not in any way or under any circumstances be credited against or applied to amounts due for any Products ordered by Distributor under this Agreement, including without limitation, Products ordered pursuant to Section 7.2 below.

                      SECTION 3. PARTIES' RELATIONSHIP


The Parties hereby agree that:

3.1 Distributor is an independent contractor and not an agent of the Company. This Agreement does not constitute a joint venture, agency or partnership between the Parties, nor does it create an employer-employee relationship. Neither Party is a legal representative, partner, franchisee, employee or associate of the other, legally or otherwise.

3.2 Neither Party has the power to assume nor will assume or create any obligations on behalf of the other, nor make any representations or warranties about the other. Distributor has no power, express or implied, to accept any order on behalf of the Company or to bind the Company, either directly or indirectly, with respect to any order or with respect to any other contract or matter whatsoever.

3.3 As an independent contractor, Distributor is free to select its sales personnel and establish their compensation, and manage its business as it deems appropriate, provided such management is not in contravention of any policies prescribed by the Company or in contravention of the terms of this Agreement. Distributor may appoint sub-distributors within the Territory, provided that Distributor informs any such sub-distributor of the applicable rules and regulations (both contained herein and any other applicable rules and regulations) and Distributor is responsible for any breach thereof by any such sub-distributor.

                SECTION 4. GENERAL OBLIGATIONS OF DISTRIBUTOR

4.1      Marketing. In the marketing, promotion and sales of Products,
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         Distributor shall act on its own behalf, and for its own account, except as otherwise specifically stipulated in this Agreement, or as separately agreed to in writing by the Parties, and shall sell the Products at its own prices and under its own terms and conditions. With respect to the marketing and distribution of the Products, Distributor shall have the following obligations:

         (a) To use its best efforts to further the promotion, marketing and distribution of the Products in the Territory;

         (b) To maintain, at its own expense, appropriate offices and a full range of available Products. Company may provide Distributor with free samples for demonstration purposes;

         (c) To establish and maintain an adequate organization, infrastructure, personnel and marketing strategy for its marketing, promotion and sale of the Products in the Territory;

         (d) To maintain an adequate balanced inventory of the Products, sufficient to fill reasonably anticipated orders from customers and to actively promote orders for the Products. During any subsequent contractual period, Distributor shall purchase such minimum quantity of Products as established by mutual agreement between the Parties from time to time;

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         (e) To promptly respond to all inquiries from customers, including complaints, process all orders, and effect all shipments of Products;

         (f) To pass on or flow-through to its Resellers, if any, and Users any warnings and cautions and other descriptive literature regarding the proper use of all Products, as provided by the Company;

         (g) Upon reasonable notice to Distributor, permit the Company to visit Distributor's place of business and inspect its inventories, service records, and other relevant documents;

         (h) To maintain throughout the Territory, at Distributor's sole expense, an adequate sales force dedicated to the marketing, promotion and sale of the Products;

         (i) To participate actively in sales or merchandising programs prepared by the Company; to participate in all fairs and exhibitions in the Territory where such participation would, in the judgment of the Company, promote the Products, and to develop and implement sales programs for the promotion of the Products. The costs associated with such participation shall be previously agreed by both parties;

         (j) To assist the Company in all local tax and government reports or any other local requirements. The Company will compensate Distributor for any costs which might be incurred by Distributor in providing such assistance, provided such costs have been approved by the Company in advance;

         (k) From time to time during the Term of this Agreement and upon expiration or termination hereof, Distributor will provide the Company immediately upon request with a list of the names and addresses of all persons to whom Distributor has sold the Products and all information concerning the sale of the Products which the Company may require. The Company agrees and understands that this information will be considered as Distributor proprietary and confidential information, and therefore it shall be treated as confidential by the Company, in terms of this Agreement.

4.2      Advertising. Distributor shall diligently undertake to advertise
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         the Products in the Territory. The Company will furnish Distributor, from time to time and without additional charge, with such marketing and technical materials in the English language as the Company may, in its sole discretion, deem necessary or desirable (the "Promotional Materials"). Distributor may, solely during the Term of this Agreement, utilize such Promotional Materials in promoting sales of the Products and in preparing its own advertising materials. Distributor may, in its own discretion, translate such Promotional Materials from English into the language of the Territory for distribution in the Territory, but shall provide a sample of them to the Company prior to any distribution. Distributor shall bear all costs of this translation and shall be solely responsible for inaccurate, inconsistent or misleading translations. The Company shall have ownership rights to all advertising and promotional materials so translated. All expenses incurred by Distributor with respect to the creation and distribution of advertising materials, advertising and promoting the Products in an adequate fashion shall be borne by Distributor. Distributor may use the Promotional Materials and the full range of direct marketing media, including home shopping, spot, long form television, direct mail, telemarketing, live shows, radio and print advertisements, catalog, Internet and retail, in the marketing and promotion of the Products in the Territory, to the extent the Company, in its sole discretion, deems Distributor to have such ability. Upon expiration or termination of this Agreement, Distributor shall promptly return to the Company, at no cost to the Company, all advertising and Promotional Materials translated or prepared by Distributor.

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4.3      Internet. Distributor shall follow the Company's written
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         instructions with respect to each of the following: (i) use of any information about the Company or the Products available on the Internet; (ii) linking of any site on the Internet to any other site on the Internet established, operated or sponsored by the Company; and (iii) use of any of the Trademarks or Promotional Materials on any site on the Internet. Distributor acknowledges that it shall cease the activities described in (i), (ii) and/or
         (iii) above, if so instructed by the Company. In no event shall Distributor establish, operate, sponsor or contribute content to any site on the Internet which incorporates the word "verichip" as its URL address or any part of such address.

4.4      Customer Support. Distributor shall handle and promptly settle any
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         User's customer complaints concerning the Products, following the Company's guidance included in the Company's operations guide provided by the Company to Distributor (the "Operations Guide"), as amended from time to time in the sole discretion of the Company, provided however, that the Company shall provide Distributor with a 30 (thirty) day prior written notice of any such change. Distributor agrees to assist the Company in arranging for any customer warranty service.

4.5      Expenses. Distributor assumes full responsibility for all costs and
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         expenses which it incurs in carrying out its obligations hereunder, including but not limited to all rentals, salaries, commissions, advertising, demonstrations, travel and accommodation expenses without the right to reimbursement for any portion thereof from the Company.

4.6      Other General Obligations Of Distributor. Subject to all applicable
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         laws and regulations in the Territory, Distributor undertakes the following obligations within the Territory on a continuing basis:

         (a)      Adherence to Business Ethics and Laws
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                  Distributor shall adhere to the highest principles of business ethics and in this regard shall:
                  (1) comply with all laws and regulations in the Territory;
                  (2) adopt a set of business conduct guidelines (the
                      "Guidelines"), to be furnished to all its employees and others who represent Distributor to the public. Distributor shall ensure that all such persons clearly understand that they must comply with the Guidelines. The Guidelines shall incorporate provisions that:
                      (i) prohibit the making of payments or gifts for the purpose of influencing a decision to award or to continue business with Distributor;
                      (ii) require compliance with all laws and regulations in the Territory, including without limitation, Government procurement laws;
                      (iii) require fair and equitable treatment for
                            organizations, agencies, companies and enterprises;
                      (iv)  require that representations be accurate;
                      (v) require handling of intellectual property in accordance with the rights granted to Distributor;
                      (vi) require sales and business practices in keeping with the principles of free competition and business ethics and conduct;
                      (vii) require full and accurate reporting to
                            appropriate authorities and to Distributor;
                  (3) monitor compliance with the above provisions; and
                  (4) notify the Company promptly upon discovery of any
                      instance where Distributor fails to comply with any one or all of the provisions of this Section.

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                  Further, Distributor hereby recognizes and agrees to comply with the U.S. Import/Export regulations, the Foreign Corrupt Practices Act and laws concerning International Economic Boycotts, together with other U.S. laws, to the extent that they are applicable to U.S. companies in their international operations. Without limiting the generality of the foregoing, Distributor agrees not to re-import the Product back into the United States and agrees that the Products and all packaging materials will be marked "made in the U.S.A. for export only".

         (b)      Contacts with the Press and Other Media
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                  Distributor shall not make any statement or distribute any material concerning the Company to the press or other communications media, except for (i) materials provided to Distributor by the Company for publication and (ii) statements and materials otherwise approved in writing by the Company. Distributor shall promptly bring to the Company's attention and deliver to it copies of any articles in the press of the Territory concerning the Company and/or the Products of which Distributor may be aware.

         (c)      Audits
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                  The Company will have audit rights of Distributor's operations on: (i) adherence to Distributor's Guidelines by Distributor's employees and others who represent Distributor to the public, (ii) compliance with U.S. Government Import/Export Regulations and the U.S. Foreign Corrupt Practices Act, (iii) use and storage practices for the Company Confidential Information, (iv) use of the Trademarks; and (v) where there is suspicion of breach of other provisions of Distributor's agreements and other contractual documents. The Company agrees to give Distributor's management no less than five (5) business days prior written notice before exercising any of its Audit rights.

          (e)     No Exports Outside the Territory
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                  Distributor shall not sell any Products outside of the Territory and shall use its best efforts to ensure that Products it sells are not resold outside of the Territory.

4.7      Distributor's Representations and Warranties. Distributor hereby
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         represents and warrants to the Company that: (i) Distributor is a business organization duly organized and in good standing in accordance with the laws of The United States; (ii) Distributor has
                                     -----------------
         duly authorized the execution and performance of this Agreement;
         (iii) this Agreement is lawful and may be performed in accordance with its terms under all the laws in force in The United States as
                                                       -----------------
         of the date hereof; (iv) Distributor will advise the Company of any changes in the laws which might or will impair the validity of all
                    ---
         or any part of this Agreement; and (v) Distributor is a business organization with the required personnel duly trained to market and sell products similar to the Products, and has the capacity to obtain through third parties transportation to distribute such Products, warehouses to store them and a computer system which allows a detailed control of stocks and sales.

          SECTION 5. GENERAL OBLIGATIONS OF THE COMPANY; WARRANTIES

5.1 The Company agrees to use its commercially reasonable efforts to sell Products to Distributor during the Term of this Agreement, on such terms and prices as set forth herein and in EXHIBIT "C", attached

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
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         hereto, but in no event shall the Company be liable to Distributor for any loss of profits, loss of business, expenses or costs arising from or alleged to arise from any failure to deliver. Distributor hereby agrees that the Company shall have the right to allocate Products, in its sole discretion and in whatever manner it deems to be in its best interest, among its distributors without incurring any liability to Distributor.

5.2 The Company warrants that the Products and its software components will be free from defects in material and workmanship and will substantially conform to its publicly available specifications. The Company shall replace or repair, at its option, any Products that within thirty (30) days from the Date of Delivery to the Distributor are found defective in its materials, workmanship or specifications, upon written notification by Distributor identifying each and every defect. The Company's obligation with respect to such Products or software, shall be limited to its repair or replacement, without any further expense to the Company. Any alteration, abuse, modification or misuse, including, but not limited to, neglect or accidental damage or defacement of the Products shall void this limited warranty. THE FOREGOING LIMITED WARRANTY IS EXPRESSLY MADE IN LIEU OF ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. The foregoing limited warranty shall not be enlarged or affected by, and no liability or obligation shall arise from, the Company's rendering of technical or other advice, or of service, in connection with any of the Products. Employees, agents, distributors and sales representatives are not authorized to make warranties. Oral or written statements made by them do not constitute warranties and shall not be relied on by Distributor. REPLACEMENT, OR REPAIR OF A DEFECTIVE PRODUCT IS DISTRIBUTOR'S SOLE AND EXCLUSIVE REMEDY FOR CONTRACT, WARRANTY, NEGLIGENCE, TORT OR STRICT LIABILITY CLAIMS FOR ANY LOSS, DAMAGE OR EXPENSE ARISING OR ALLEGED TO ARISE FROM THE MANUFACTURE, SALE, DELIVERY OR USE OF THE PRODUCTS. IN NO EVENT SHALL THE COMPANY BE LIABLE FOR LOSS OF USE OR PROFITS, LOSS OF BUSINESS, EXPENSES OR COSTS ARISING FROM OR ALLEGED TO ARISE FROM BUSINESS INTERRUPTION, ATTORNEYS' EXPENSES OR CONSEQUENTIAL, CONTINGENT, INCIDENTAL OR SPECIAL DAMAGES CAUSED OR ALLEGED TO BE CAUSED IN WHOLE OR IN PART BY THE NEGLIGENCE, TORT, STRICT LIABILITY, BREACH OF CONTRACT, BREACH OF WARRANTY OR OTHER BREACH OF DUTY OF OR BY THE COMPANY. Distributor shall obtain shipping instructions and a return material authorization from the Company for the return of any item under this warranty provision. Compliance with such instructions shall be a condition precedent to the Company's repair or replacement options hereunder.

5.3 The Company shall make commercially reasonable efforts to provide Distributor with the latest Product information and, upon Distributor's request, any information concerning the technical aspects of the Products, their use and application.

5.4 The Company does not guarantee the results of, and Distributor will not be entitled to rely on, any marketing plan of the Company.

5.5 The Company represents that: (i) it is a corporation duly incorporated and in good standing under the laws of the State of Delaware, United States of America; and (ii) it has duly authorized the execution and performance of this Agreement. The Company will notify Distributor about the approval,

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
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         disapproval or any other significant event or information regarding the medical device approval for the Products in the USA.

                       SECTION 6. ORDERS FOR PRODUCTS

6.1      Purchase Orders. Distributor shall submit its Purchase Orders for
         ---------------
         Products to the Company in writing, by e-mail, telex, fax, telegram, cable or any other electronic means. All Purchase Orders shall refer to this Agreement, and shall list the Products ordered, quantities, applicable prices, scheduled delivery dates, delivery point, shipping instructions and any other information deemed necessary by the Company. In case of conflicts or inconsistency between the terms and conditions of this Agreement and those set forth in any Purchase Orders, acceptances, correspondence, and other documents forming part of any order during the Term of this Agreement, this Agreement shall govern and prevail, and the conflicting or inconsistent terms and conditions of any such other documents shall be deemed deleted and shall not be binding upon either Party. Distributor shall ensure that its Purchase Orders are received by the Company at least forty-five (45) days prior to the delivery dates requested in the order.

6.2      Acceptance of Orders. All Purchase Orders from Distributor are
         --------------------
         subject to acceptance by the Company. The Company may expressly accept or reject each Purchase Order, or the Company may show its acceptance by providing to Distributor the appropriate transaction documents, including, but not limited to, invoices (showing item, quantity, price, amount due, and other typical invoice information), and order acknowledgments (confirming Products and quantities ordered), or by sending the Products to Distributor. The Company will be deemed to have accepted such Order from Distributor if it has not objected it within ten (10) days from its submission date. Each Purchase Order shall be deemed to be an offer by Distributor to purchase the Products pursuant to the terms of this Agreement, and, if accepted by the Company shall give rise to a contract on the terms set forth herein to the exclusion of any additional or contrary terms set forth in the Purchase Order.

         Distributor shall either accept or reject the Products within a sixty- (0) day period after the Date of Delivery. Distributor's failure to give the Company written notice of rejection within such sixty- (0) day period shall be deemed acceptance of the Products by Distributor. Distributor shall also be deemed to have accepted the Products by signing a transaction document requiring its signature, or providing the Products to Resellers, if any, or Users, or making any payment, including partial payments, to the Company for such Products. Distributor may cancel its Purchase Order in writing prior to its acceptance by the Company.

6.3      Delivery, Insurance, Title And Risk Of Loss. The Company will make
         -------------------------------------------
         reasonable efforts to meet Distributor's delivery requirements for Products ordered by Distributor in any Purchase Order accepted by the Company. The Company will inform Distributor of the estimated delivery date and, at Distributor's request, keep it informed of its status; provided, however, that in no event shall the Company be liable for the consequences of any delays in delivery due. Distributor will be responsible for selecting and working with an import broker or forwarding agent to handle all shipments to the Territory. All delivery of Products to Distributor shall be F.O.B. at a mutually agreed port of embarkation (such as dockside at a port or airport) in Miami, Florida, U.S.A, and will be made to Distributor's broker. Distributor shall be responsible for transportation and insurance of the Products

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         after delivery to Distributor's broker. Such insurance shall provide full coverage from the time the Products are delivered to Distributor's broker until Distributor shall have paid the Company for such Products in full. The Company reserves all rights with respect to delivered Products permitted by law, including, without limitation, the rights of rescission, repossession, resale, and stoppage in transit until the full amount due from Distributor in respect of all delivered Products has been paid. Distributor shall be responsible for obtaining all consents from any government or related authority to import the Products into the Territory. Unless otherwise provided in this Agreement, "F.O.B." shall be construed in accordance with INCOTERMS, 2000 of the International Chamber of Commerce.

         The Company bears the risk of loss or of damage to the Products until their delivery to Distributor's broker, as provided in the preceding paragraph. Thereafter, Distributor assumes such risks. Notwithstanding the foregoing, title to each Product will pass to Distributor over international waters, en-route to the port of importation in the Territory, as such is specified by Distributor in the Purchase Order.

6.4      Product Changes. The Company reserves the right, giving Distributor
         ---------------
         a 30 (thirty) day prior written notice, to:
         (a)      Alter the specifications for any Product;
         (b)      Discontinue the manufacture of any Product;
         (c) Discontinue the development of any new product, whether or not such product has been announced publicly;
         (d) Commence the manufacture and sale of new products having features which make any Product wholly or partially obsolete. In this case, Company shall provide Distributor with a right of first refusal to distribute such new products under the terms and conditions of this Agreement.; and/or
         (e)      Withdraw any Product from marketing at any time.

         Notwithstanding the above, the Company shall fill all accepted Purchase Orders from Distributor for any such altered or discontinued Products of which manufacturing and commercial deliveries have commenced.

6.5      Reports. Distributor hereby agrees that beginning on the Effective
         -------
         Date of this Agreement, Distributor will deliver to the Company the following reports:
         (a) Monthly reports, covering product type, number of units and US$ amount;
         (b) Quarterly forecasts of Distributor's projected sales of Products for the immediately subsequent three
                  (3) months, which forecasts will be used for planning purposes only and will not constitute a commitment by either party;
         (c)      Inventory reports;
         (d) Quarterly financial reports, prepared in accordance with Generally Accepted Accounting Principles (GAAP); and
         (e) Booking, billing, inventory and customer base information, special reports on Distributor's sales efforts, conditions of the market, and such other matters as the Company may reasonably request by thirty (30) days written notice.
         All financial settlements, reports and billings rendered by Distributor for the Company shall, in reasonable detail, accurately and fairly reflect the facts about all activities performed by Distributor under or with regard to this Agreement.

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                        SECTION 7. QUOTA REQUIREMENTS

7.1      Minimum Quotas. Distributor hereby agrees to attain the marketing
         --------------
         goals agreed upon by Distributor and the Company for purposes of this Agreement by ordering and taking delivery from the Company of the Quota of Products set forth in EXHIBIT "D" hereto. Distributor hereby agrees that the establishment and achievement of such Quota is of the essence of this Agreement, and that Distributor's failure to meet its Quota shall give the Company the right to end Distributor's exclusivity rights to distribute the Products in the Territory under this agreement without any responsibility. The Distributor can fulfill the specified quota by purchasing products in advanced.


                SECTION 8. PRICES, PRICE CHANGES AND PAYMENTS

8.1      Sales Prices. The Company will sell Products to Distributor at such
         ------------
         sale prices as set forth in EXHIBIT "C" - PRICE LIST, attached hereto, which may be amended from time to time by the Company giving Distributor a 30 (thirty) day prior written notice ("Sales Price"), plus any related charges which Distributor must pay to the Company in accordance with the provisions of Sections 8.2 and
         Section 8.4, below. The Products' Sales Price shall be specified in the respective Purchase Order. All Sales Prices are F.O.B. Miami, Florida, U.S.A., unless the Company otherwise agree in a writing signed by the Company.

8.2      Related Charges:  The following are related charges
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         (a)      Additional Charges:
                  ------------------
                  Depending on the particular Product or circumstances, additional charges may apply, of which the Company will inform Distributor in writing.

8.3      Price Increases and Decreases. The Company may increase the Sales
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         Price of a Product giving Distributor a 30 (thirty) day prior written notice, and without any liability to Distributor. However, an increase does not apply to Distributor if the Company receives Distributor's signed Purchase Order before the date of effect of the Company's written notice to Distributor of such increase. Distributor may cancel a Purchase Order for a Product affected by a price increase not later than thirty (30) days from the date of the Company's notification of such price increase took effect. Distributor receives the benefit of a decrease in charges up to and including the Date of Shipment of a Product.

8.4      Invoices and Payments. Payment in full of the Sales Price of each
         ---------------------
         Product and the corresponding Related Charges indicated in Sections
         8.1 and 8.2 above shall be due and payable in U.S. dollars to the Company not later than on the Date of Delivery. Invoices will be submitted upon shipment; provided, that, if any Related Charges and other applicable charges are invoiced subsequently to shipment such shall be payable in full in U.S. dollars not later than thirty (30) days of the date of such invoices.

         All payments shall be made by irrevocable, transferable and divisible letter of credit opened at Distributor's expense, issued or confirmed by a U.S. bank specified by or acceptable to the Company, in accordance with the provisions of Section 8.5 hereof.

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         The Company may cancel a Purchase Order, without any liability, if Distributor does not make full payment in accordance with these provisions.

8.5      Letters of Credit. Prior to any shipment, Distributor shall
         -----------------
         establish a letter of credit in favor of the Company, confirmed by a U.S. bank acceptable to the Company for an amount equal to the Purchase Order. The Company shall be authorized to draw on the letter of credit by presentation of one or more sight drafts accompanied by specified documents, such as commercial invoice, bill of lading or airway bill. Distributor agrees to equitably increase the value of the letter of credit if at any time throughout the Term of this Agreement, the value of the outstanding Purchase Orders is greater than the value of the letter of credit.
         The letter of credit referenced above must also meet the following conditions:
         (a) It must be obtained, and its related costs paid, by Distributor;
         (b)      It must be denominated in U.S. dollars;
         (c) It must be irrevocable and in a form, and confirmed by a U.S. bank, acceptable to the Company;
         (d) It must not expire earlier than thirty (30) days after the estimated Date of Shipment;
         (e) It must provide for partial shipments and partial payments in case of partial shipments; and
         (f) It must be negotiable by the Company upon submission to the confirming bank of the related commercial invoices and shipping documents.

8.6      Packaging and Shipment. Unless Distributor requests otherwise, all
         ----------------------
         Products ordered by Distributor shall be packed for shipment and storage in accordance with the Company's standard commercial practices which Distributor represents and warrants to know and accept. Any special packaging requirements requested by Distributor shall be at Distributor's expense.

                     SECTION 9. LIMITATION TO LIABILITY

9.1      Limitation of Liability and Remedies. Distributor understands and
         ------------------------------------
         agrees that regardless of the basis on which damages can be claimed by Distributor, Resellers and/or Users, Distributor's, Resellers' and/or Users' exclusive remedy and the Company's exclusive liability shall be limited as follows:
         (a)      Actual Damages. The Company is responsible for the amount
                  --------------
                  of any actual loss or damage solely up to the aggregate payments received by the Company for the Product that is the subject of the claim.
         (b)      Consequential Damages. UNDER NO CIRCUMSTANCES, EXCEPT AS
                  ---------------------
                  REQUIRED BY LAW, SHALL THE COMPANY BE LIABLE FOR ANY ECONOMIC CONSEQUENTIAL DAMAGES, INCLUDING (1) ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL LOSSES OR DAMAGES (INCLUDING LOST PROFITS OR SAVINGS) TO DISTRIBUTOR AND/OR RESELLERS AND/OR USERS, EVEN IF THE COMPANY SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE, OR (2) THIRD PARTY CLAIMS AGAINST DISTRIBUTOR AND/OR USERS FOR LOSSES OR DAMAGES, OR FOR SPECIAL, INCIDENTAL, OR INDIRECT CHARGES, OR FOR ANY ECONOMIC CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS OR SAVINGS) EVEN IF THE COMPANY SHALL HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH POTENTIAL LOSS OR DAMAGE.

9.2      Sole Remedies. THE SOLE AND EXCLUSIVE REMEDIES FOR BREACH OF ANY
         -------------
         AND ALL WARRANTIES AND THE SOLE REMEDIES FOR THE COMPANY'S LIABILITY IF ANY KIND (INCLUDING LIABILITY FOR NEGLIGENCE) WITH RESPECT TO THE PRODUCTS AND SERVICES

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

         COVERED BY THIS AGREEMENT AND ALL OTHER PERFORMANCE BY THE COMPANY UNDER OR PURSUANT TO THIS AGREEMENT SHALL BE LIMITED TO THE REMEDIES PROVIDED IN SECTION 5 HEREOF.

                   SECTION 10. CHANGES TO AGREEMENT TERMS

10.3 10.1 For any changes to the terms of this Agreement to be valid, Distributor and the Company must agree upon such changes in writing. Additional or different terms in any Purchase Order or other communication from Distributor are void.

                 SECTION 11. GOVERNMENT REGULATION AND TAXES

11.1     Import And Export Documentation. Distributor shall be responsible
         -------------------------------
         for obtaining all licenses and permits and for satisfying all formalities as may be required to import Products into the Territory, and for clearing the Products through customs, in accordance with the laws and regulations in force in the Territory, and in accordance with the applicable laws and regulations.

11.2     Registration. Distributor shall obtain, at its own expense, all
         ------------
         necessary registrations, licenses, permits, approvals, certifications, consents and authorizations or any other permit or approval that it may need for the performance of its obligations under this Agreement and shall supply all information in this respect to the Company.

         Should registration of the Products by the Company be required by any governmental body, Distributor shall notify the Company and cooperate with the Company in obtaining such registration in the Company's name and at the Company's expense. In the event the applicable laws of the Territory require registration of the Company's Products in the name of Distributor, the Company may simultaneously apply for separate registration of the Company's Products in its name or the registration shall be made transferable to the Company or to any entity designated by the Company, in case of termination or expiration of this Agreement and Distributor shall prepare, at its own expense, all of the applicable transfer documents required by the laws of the Territory for the transfer or assignment of the registration. Simultaneously with the execution of this Agreement, Distributor shall deliver to the Company completed transfer or assignment documents signed by Distributor, undated and without designation of a transferee. Distributor hereby agrees that it will in no way oppose the transfer or assignment of the registration to the name of the Company or to any other party which the Company may designate.

11.3     Restrictions To Export. Distributor may actively market, promote
         ----------------------
         and sell Products only within the geographic scope of the Territory. Distributor shall not market, nor shall Distributor use anyone else to market, any such Products outside the Territory. If, unknown to the Company, a Reseller or User acquires Products for export, the Company's responsibilities, if any, under this Agreement no longer apply to such Products.

11.4     Compliance with the Laws. Both parties agree that, in performing
         ------------------------
         its obligations under this Agreement, they shall comply at all times with all applicable laws, regulations and orders. Both parties agree to advise

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------
         of any change, modification or new law which may affect the performance of Distributor or the Company with respect to both Parties' obligations hereunder.

         Distributor shall furnish to the Company, from time to time, at the Company's request and cost, and at the Company's reasonable satisfaction, by affidavit or other reasonable means, affirmative assurances that the appointment of Distributor hereunder and its activities under this Agreement are proper and lawful under the law and regulations in force in the Territory.

11.5     Review Of Distributor's Compliance. The Company may periodically
         ----------------------------------
         review Distributor's compliance with this Agreement. Distributor agrees to provide the Company with such relevant records as the Company may request, but in this case, the Company agrees and understands that this information will be considered as Distributor proprietary and confidential information, and therefore it shall be treated as confidential by the Company, in terms of this Agreement. The Company may reproduce and retain copies of such records. The Company, directly or through an independent auditor, may conduct a review of Distributor's compliance with this Agreement on Distributor's premises during Distributor's business hours. If, during the Company's review of Distributor's compliance with this Agreement, the Company finds that Distributor has materially breached the terms of this relationship, the Company shall be entitled to exercise all its rights under law and equity and the terms of this Agreement.

11.6     Taxes. Each party will be responsible for paying its own taxes.
         -----
         Both parties agree to comply with all applicable tax laws or regulations.

               SECTION 12. TERM AND RENEWAL OF THIS AGREEMENT

12.1     Term. This Agreement shall become effective as of the Effective
         ----
         Date and shall continue in force for a term of 60 (sixty) months
                                                        --  -----
         from the Effective Date (the "Term").

         Any rights and licenses granted to Distributor hereunder shall extend for the Term of this Agreement, and any renewals thereof, and shall automatically terminate upon termination or expiration of this Agreement or any renewals thereof.

12.2     Renewal. Upon written request from Distributor, which must be
         -------
         delivered to the Company at least thirty (30) days prior to the expiration of the Term, the Company, in its own discretion, may negotiate in good faith with Distributor for a renewal of the Agreement on such terms as the Parties may mutually agree, provided that, on the date of request, Distributor (i) is not in default of any material term or condition of this Agreement or any other agreements between the Company and Distributor, (ii) has met the Quota requirements set forth herein; and (iii) has satisfied all monetary obligations owed by Distributor to the Company.

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

                         SECTION 13. CONFIDENTIALITY

13.1     Confidential Information. Distributor agrees that the Company has a
         ------------------------
         proprietary interest in any and all Company Confidential
         Information provided to Distributor by the Company in connection with this Agreement or otherwise, whether such information is in written, oral or visual form.

13.2     Protection Of Company Information. Distributor acknowledges and
         ---------------------------------
         agrees that all Company Confidential Information is confidential and proprietary to the Company. In this regard,
         (a) Distributor agrees to use Company Confidential Information solely in the discharging of its responsibilities hereunder;
         (b) Distributor may disclose Company Confidential Information to its employees or external consultants (including attorneys and accountants) who have the need to know such information; provided, however, that prior to any such disclosure, Distributor must have an appropriate confidentiality agreement with any such employee or consultant, binding such employee or consultant on the terms of this Section 13. For a period of three (3) years from the date of receipt of Company Confidential Information, Distributor may not disclose such Confidential Information to others (including but not limited to any affiliates of Distributor) unless, prior to such disclosure, Distributor has an appropriate agreement with the other party and such disclosure is approved by the Company in writing. All such appropriate agreements must enable Distributor to meet its obligations hereunder and to enforce the terms and conditions of this Section;
         (c) Distributor shall not make any additional copies of any writings, documents, programs or other media which contain Company Confidential Information and are marked "do not reproduce" or similar language, without the prior written permission of the Company;
         (d) Distributor shall keep all writings, documents or other media containing Company Confidential Information secure in locked files at all times, when not in use, to prevent their loss or unauthorized disclosure, take action to prevent unauthorized access to any of its premises and comply with all other reasonable security procedures and measures which the Company may recommend from time to time;
         (e)      Distributor shall segregate Company Confidential
                  Information at all times from materials of third parties;
         (f) Distributor's obligations with respect to Company Confidential Information will not apply to any information that (i) is already in its possession without obligation of confidence; (ii) is independently developed; (iii) is or becomes publicly available without breach of this Agreement; (iv) Distributor rightfully receives from a third party without obligation of confidence; or (v) is released for disclosure with the Company's written consent;
         (g) Distributor shall, upon termination or expiration of this Agreement, deliver to the Company all written or descriptive materials which contain Company Confidential Information;
         (h) From time to time, the Company may provide Distributor with copies of documents labeled "For Internal Use Only". Distributor agrees to limit use of these documents to the performance of its responsibilities hereunder and not to make the documents available to any third party.

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

13.3     Protection Of Distributor Information
         -------------------------------------
         (a) Distributor understands that the Company does not wish to receive any information which Distributor, or any third party, considers confidential or proprietary. Information that Distributor supplies to the Company will not be treated as confidential by the Company unless, before receipt, the Company agrees in writing to do so.
         (b) The Company may use any information which Distributor makes available to the Company, designated as confidential by Distributor, and the Company may authorize its affiliates to use such information in their operations; provided, however, that the Company shall instruct its personnel to keep such information confidential by using the same care and discretion that it uses with similar data which the Company designates as confidential; further, the Company shall not disclose any such confidential information by publication or otherwise to any third party without the prior written permission of Distributor.
         (c) Notwithstanding the foregoing, if the Company conducts an inspection in accordance with its rights pursuant hereto, any materials inspected will be treated as confidential and the Company will not disclose any of them unless required by law to do so.

                  SECTION 14. INTELLECTUAL PROPERTY MATTERS

14.1     Trademarks. Distributor is hereby authorized to use, royalty free,
         ----------
         the Trademarks within the Territory solely for the Term of this Agreement and solely for purposes of identifying the Products which Distributor is authorized to market hereunder. In addition, Distributor is hereby authorized to use, during the Term of this Agreement and within the Territory, the designation "Distributor of VeriChip Products", in its activities hereunder.
         (a) Distributor is not granted any right or license to use the Trademarks or any other trademark or tradename owned by the Company in such a manner as to cause confusion concerning the origin of any goods or services. Promotional, advertising and other materials to be used by Distributor, which incorporate or display any Trademarks, other than such material which has been supplied to Distributor by the Company, shall be subject to the Company's guidelines or instructions. Distributor agrees to change or correct, at Distributor's expense, any such promotional advertising or other material, which in the Company's reasonable judgment is inaccurate, objectionable or misleading, or misuses a trademark or tradename owned by the Company.
         (b) Distributor hereby acknowledges the Company's exclusive right, title and interest in and to the Trademarks. Distributor acknowledges and agrees that, except for the limited use of the Trademarks for purposes of marketing and distributing the Products in conformity with this Agreement, Distributor will acquire no right, title or interest of any kind or nature whatsoever in or to the Trademarks or the goodwill associated therewith. Distributor recognizes that the Trademarks and any goodwill attached thereto, belong to the Company, and Distributor understands and agrees that Distributor's use of the Trademarks shall inure to the benefit of the Company. Distributor shall not disparage, bring into disrepute or reduce the value of any Trademarks. Distributor shall not at any time do or permit any act to be done which may in any way impair the rights of the Company in the Trademarks.
         (c) Distributor shall not, without the Company's prior written consent, remove or alter any Trademarks, trade names, patent numbers, serial numbers, notices, labels, tags or other identifying marks, symbols or legends affixed to any Products, containers or packages.

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

         (d) Distributor undertakes fully and without any reservation whatsoever to render to the Company all assistance as may be necessary in connection with any matter pertaining to the protection of the Trademarks, including, without limitation, to assert no interest in or to, and to withdraw or terminate any interest in or to, any Trademarks which would limit the Company's ability to protect those Trademarks.
         (e) Distributor shall inform the Company of all registration and recording requirements with respect to the Trademarks within any country of the Territory. All registrations of any Trademarks and domain names which Distributor may assist the Company to obtain within the Territory will be in the name of the Company. Distributor shall not undertake any activities to attempt to register any of the Company's Trademarks without the Company's prior written consent. Distributor shall not use, employ or attempt to register any trademark or tradename which, in the sole judgment of the Company, is confusingly similar to any of the Trademarks.
         (f) Distributor will immediately notify the Company in writing if any claim of infringement is brought against Distributor in respect to the use of the Trademarks, or if Distributor is aware of or suspects any infringement of the Trademarks by another party. The Company reserves the right in its sole discretion to institute any proceedings against any such third party infringers and Distributor shall refrain from doing so. The Company shall control the defense or prosecution of any actions concerning infringement of its Trademarks. Distributor shall cooperate fully with the Company in any action taken by the Company against any such third parties, provided that all expenses of such action, including Distributor's, shall be borne by the Company and all damages which may be awarded therefrom shall accrue to the Company.
         (g) Upon termination or expiration of this Agreement, Distributor shall forthwith cease and desist from use of the Trademarks in any manner. In addition, Distributor hereby empowers the Company and agrees to reasonably assist the Company, if requested, to cancel, revoke or withdraw any governmental registration or authorization permitting Distributor to use the Trademarks in the Territory.
         Any unauthorized use of the Trademarks by Distributor shall be a material breach of this Agreement, entitling the Company to terminate this Agreement in accordance with Section 16 hereof and to bring an action for infringement of the rights of the Company in and to the Trademarks.

14.2     Patents And Copyrights. No rights or licenses are granted to
         ----------------------
         Distributor herein by the Company, expressly or by implication, under any patents or copyrights.
         (a) The Company shall defend Distributor against any claim that any Product provided by the Company hereunder infringe any patent, copyright or other analogous right enforceable in the Territory, and the Company shall pay any resulting damages, costs and attorney's fees finally awarded by a court or any resulting settlement agreed upon by the Company, provided that Distributor promptly notifies the Company in writing of the claim and, further provided, that the Company has sole control of the defense and of all related settlement negotiations.
         (b) The Company's obligation under this Section is subject to the condition that if any Product becomes, or in the Company's opinion is likely to become, the subject of such a claim, Distributor shall permit the Company, at its option and expense, either to procure the right of Distributor to continue marketing or using the item involved or to replace or modify it so that it becomes non-infringing. If neither of the foregoing alternatives is available in terms which are reasonable in the Company's sole judgment, Distributor hereby agrees that, upon written request by the Company, Distributor shall return the item involved to the Company. In such a

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------
                  case, the Company agrees to grant a credit or refund to Distributor for the amount of charges of the returned Product, as well as any costs of return and applicable taxes thereon.
         (c) The Company shall have no obligation to Distributor for any liability to third parties for any claim based upon any alteration or modification of any Product or based upon the combination, operation or use of any Product with equipment, data or programming not supplied by the Company.

     The foregoing states the entire obligation of the Company in regard of all intellectual property matters and Distributor shall have no right to act in the Company's name or on the Company's behalf, with respect to infringement of patents, copyrights or analogous rights relating to the Products.

                         SECTION 15. INDEMNIFICATION

15.1     Distributor Indemnification. In addition to damages for which
         ---------------------------
         Distributor may be liable under law or equity or under the terms of this Agreement or any other applicable agreements, and subject to the provisions of Section 15.4 - "Indemnification Procedure", below, Distributor shall indemnify, defend and hold the Company, its affiliates and all officers, directors, employees and agents thereof, harmless from and against any and all claims, liabilities, losses, damages, costs and expenses (including without limitation reasonable attorney's fees, expenses and settlement costs, including appeal proceedings) (collectively, "Damages"), which the Company or any of its Affiliates and all officers, directors, employees and agents thereof may at any time sustain or incur by reason of or in connection with any claim, demand or other action initiated by any person or entity, arising from, related to or in any way connected with (i) Distributor's conduct under this Agreement and any other applicable agreements; (ii) Distributor's breach of this Agreement; (iii) Distributor's failure to comply with applicable laws and regulations; or (iv) Distributor's relations with anyone else, particularly regarding statements, representations or warranties made by Distributor not expressly authorized in writing by the Company hereunder. Furthermore, Distributor shall indemnify and hold the Company harmless from and against any and all claims, costs, damages and liabilities whatsoever asserted by any employee, agent, or representative of Distributor under any applicable termination, labor, social security or other similar laws and regulations.

         Distributor shall not be obliged to indemnify the Company from any such liability, loss, damage, cost or expense, to the extent that such liability, loss, damage, cost or expense was caused directly or indirectly by any act or omission or misrepresentation, or by breach of obligations specified in this Agreement by the Company.

15.2     Company Indemnification. The Company hereby agrees to indemnify,
         -----------------------
         defend and hold harmless Distributor, its affiliates and all officers, directors, employees and agents thereof from all Damages arising out of: (i) the Company's material breach of this Agreement, or (ii) the Company's failure to comply with applicable laws and regulations in the U.S..

         The Company's liability hereunder will be limited as follows:
         (a)      Claims, Demands and Other Actions:
                  ---------------------------------
                  With respect to the claims, demands and other actions referred to in Paragraph 15.1, above, to the extent that any such claim, demand or other action relates to:
                  (1) any Product sold by Distributor pursuant to any agreement containing warranties or other commitments which exceed those warranties or commitments which the

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

                           Company extends hereunder, the Company's
                           obligation to indemnify Distributor shall be
                           equal to the liabilities, losses, damages, costs and expenses for which Distributor would have been liable if the agreement pursuant to which Distributor sold the Product involved had not contained such additional warranties or other commitments;
                  (2) the failure by Distributor to deliver a Product by a delivery date committed by the Company, the Company's obligation to indemnify Distributor, if any, shall not exceed the liabilities, losses, damages, costs and expenses for which Distributor would have been liable if the agreement pursuant to which Distributor sold the Product involved had contained provisions substantially identical to those of Section 17.13. "Force Majeure", hereof.
         (b)      Certain Distributor Actions:
                  ---------------------------
                  In any event, the Company shall not be obliged to indemnify Distributor from any such liability, loss, damage, cost or expense to the extent that such liability, loss, damage, cost or expense was caused by any intentional or grossly negligent act or omission or misrepresentation, or by any breach of obligations specified in this Agreement by Distributor.

15.3     Allocation of Expenses
         ----------------------
         In the event a claim is based partially on an indemnified claim described in Section 15.1 and/or Section 15.2, above, and partially on a non-indemnified claim, or is based partially on a claim described in Section 15.1, above, and partially on a claim described in Section 15.2, above, any payments and reasonable attorney fees incurred in connection with such claims are to be apportioned between the Parties in accordance with the degree of cause attributable to each Party.

15.4     Indemnification Procedure
         -------------------------
         The liability of Distributor and of the Company under Section 15.1 and Section 15.2, is subject to Distributor or the Company (as the case may be): (a) having promptly notified the other of any claim, demand or other action likely to give rise to a claim against the other; and (b) giving the other all freedom either to join the defense, or to direct such defense, with a right to come to a settlement if the other so wishes.

                    SECTION 16. TERMINATION OF AGREEMENT

         Distributor or the Company may terminate this Agreement, prior to expiration, with or without cause pursuant to the terms of this
         Section 16. "Cause" for purposes of this Section is the breach by any of the Parties of a material term of this Agreement.

16.1     Termination (curable). If the Company or Distributor materially
         ---------------------
         breaches this Agreement and if such breach remains uncured for thirty (30) days after written notice of such breach, the innocent party may terminate this Agreement for Cause by delivery of written notice of termination, effective thirty (30) days after the date of such notice. The breaching party may avoid termination by curing its breach to the non-breaching party satisfaction within the thirty- (30) day cure period.

         Distributor's material breach of this Agreement which the Company may find susceptible of cure include the following: If Distributor
         (1) fails to substantially comply with any of the terms and conditions of this Agreement, other related agreements and forms attached hereto and thereto; (2) fails, refuses or neglects to obtain the Company's prior written approval or consent as required in this Agreement; (3)

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------
         fails, refuses, or neglects to promptly pay when due any amounts Distributor may owe to the Company hereunder; (4) fails to submit when due any reports, financial information, or any other information or documents required under this Agreement; (5) fails to observe or maintain any of the standards or procedures the Company prescribes herein or otherwise in writing; or (6) in the Company's sole discretion, Distributor engages or has engaged in any illegal, fraudulent, unfair or deceptive business practices.

16.2     Termination by the Company. The Company may terminate this
         --------------------------
         Agreement for Cause if Distributor materially breaches this Agreement, by delivering to Distributor written notice of termination, which shall become effective as follows:

         (a)      Upon Written Notice of Termination. If Distributor
                  ----------------------------------
                  materially breaches this Agreement, and the Company, deems that Distributor's material breach is incurable, the Company may terminate this Agreement without affording Distributor any opportunity to cure, by delivering to Distributor the Company's written notice of termination which shall become effective immediately upon delivery, or as required by applicable law.

                  Distributor's incurable material breach of this Agreement include the following: (1) If Distributor has falsely made any of the representations and warranties set forth in this Agreement, or knowingly maintains false books or records or submits any false reports to the Company; or
                  (2) Distributor (and/or its principals) are convicted of a felony, a fraud, a crime involving moral turpitude, or found liable in a civil claim for fraud or any unfair or deceptive act or practice; or (3) Distributor (and/or its owners) purports to transfer any rights or obligations under this Agreement or any interest in Distributor to a third party, without the Company's prior written consent, or (4) Distributor discloses or divulges, directly or indirectly, any information the Company may provide to Distributor as Company Confidential Information; or (5) Distributor forfeits its legal right to do or to transact business in the Territory; or (6) Distributor breaches any terms hereof providing for immediate termination of this Agreement; or (7) Distributor repudiates this Agreement.
          (b)     Automatic Termination. Subject to applicable law, this
                  ---------------------
                  Agreement and each and all rights granted to Distributor hereunder shall immediately and automatically terminate upon the occurrence of Distributor's insolvency, bankruptcy, moratorium, dissolution, liquidation or reorganization, or upon the occurrence of any other events that in the Company's sole discretion may substantially affect Distributor's ability to carry out its obligations under this Agreement.

16.3 Upon termination or expiration of the term of this Agreement or any renewal thereof, neither Party shall have any further rights or obligations hereunder; provided, that, expiration or termination of this Agreement shall not relieve Distributor or the Company of their respective obligations incurred prior thereto and that any obligations, which by their nature extend beyond expiration or termination of a contract, such as those concerning intellectual property rights, indemnification and limitation of liabilities shall survive expiration or termination of this Agreement and remain in effect until fulfilled, and shall apply to the Parties' respective successors and assignees. Distributor hereby agrees that if the Company permits Distributor to perform certain activities after this Agreement expires or terminates, Distributor will do so under the terms of this Agreement.

16.4 Distributor and the Company agree that neither Distributor nor the Company will be liable for any claims or losses the other may incur by early termination of this Agreement in accordance with the

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------
         provisions of this Section. Distributor hereby agrees that, in the event of termination or upon expiration of this Agreement, the Company shall have no obligation whatsoever to Distributor, or to any employee of Distributor, for compensation or for damages of any kind, whether on account of the loss by Distributor or such employee of present or prospective sales, investments, compensation or goodwill or otherwise.

16.5 Distributor hereby agrees that no right or remedy conferred upon or reserved to the Company under this Agreement is exclusive of any other right or remedy provided or permitted by law or equity.

                    SECTION 17. MISCELLANEOUS PROVISIONS

17.1     Prior Agreements. This Agreement contains the entire agreement of
         ----------------
         the Parties with respect to the subject matter hereof and shall cancel and supersede, as of the date this Agreement is signed by both Parties, any prior agreements written or oral between the Parties or their respective legal predecessors with respect to the subject matter covered by this Agreement.

17.2     Geographic Scope. All of Distributor's rights under this Agreement
         ----------------
         are valid only in the Territory.

17.3     Governing Law. This Agreement shall be governed by and construed in
         -------------
         accordance with the internal laws of the State of Florida, United States of America, applicable to agreements made and to be performed entirely within Florida, without regard to the conflicts of law principles of such State. Distributor acknowledges, represents and warrants that it is aware of the laws of the State of Florida, and has been duly advised and willfully chooses the laws of the State of Florida as the governing law for this Agreement.

         The Parties hereby agree that neither the "United Nations Convention on Contracts for the International Sale of Goods", nor the Convention on the Limitation Period in the International Sale of Goods and the Protocol amending such Convention, done at Vienna April 11, 1980, shall govern the rights, duties and obligations of the Parties under this Agreement.

17.4     Jurisdiction; Consent to Service of Process
         -------------------------------------------

         (a) If any dispute arises between the parties regarding any matter under this Agreement, the parties will refer the dispute to senior executives of each party, who will attempt to resolve the dispute within ten (10) business days of the referral date. If the executives resolve the dispute, they will state the resolution in a writing provided to both parties. If the executives determine that they are unable to resolve the dispute (the date of such determination, the "Impasse Date"), the parties will seek to resolve the dispute through non-binding mediation conducted at a mutually agreeable location; if the parties are not able to agree on a mediator within ten (10) business days after the Impasse Date, the mediation will be conducted under the American Arbitration Association's ("AAA's") then-current mediation rules by a mediator selected at random from the AAA panel of mediators with property expertise. The mediation must be conducted within thirty (30) days after the Impasse Date, with each party to bear its own costs and to share equally in the cost of the mediation itself (including mediator's fees).

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

                  No court action for damages may be commenced unless the parties have completed mediation without resolving the dispute.
         (b) Both of the Parties hereby irrevocably and unconditionally submit, for themselves and their property, to the jurisdiction of any court of the State of Florida sitting in Palm Beach County, Florida, or any Federal court of the United States of America sitting in the Southern District of the State of Florida, and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in such State of Florida court or Federal court. It shall be a condition precedent to each Party's right to bring any such suit, action or proceeding that such suit, action or proceeding, in the first instance, be brought in such State of Florida court or, to the extent permitted by law, in such Federal court (unless such suit, action or proceeding is brought solely to obtain discovery or to enforce a judgment), and if each of such State of Florida court and such Federal court refuses to accept jurisdiction with respect thereto, such suit, action or proceeding may be brought in any other court of competent jurisdiction. No Party to this Agreement may move to (1) transfer any such suit, action or proceeding from such State of Florida court or any Federal court of the United States of America sitting in the State of Florida, to another jurisdiction, (2) consolidate any such suit, action or proceeding brought in such State of Florida court or Federal court with a suit, action or proceeding in another jurisdiction, or (3) dismiss any such suit or proceeding brought in such State of Florida court or any Federal court of the United States of America sitting in the State of Florida, for the purpose of bringing the same in another jurisdiction. Each Party agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.
         (c) Each of the Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any State of Florida court sitting in Palm Beach County, Florida, or any Federal court sitting in the District of the State of Florida. Each of the Parties
                  --------
                  hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in such court and further waives the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such Party.
         (d) Each of the Parties, hereby irrevocably consents to service of process in the manner provided for notices in
                  Section 17.6 hereof. Nothing in this Agreement will affect the right of either Party to this Agreement to serve process in any other manner permitted by law.

17.5     Assignment. This Agreement and the rights and obligations hereunder
         ----------
         may not be assigned, delegated or transferred by either Party without the prior written consent of the other Party; provided, however, that Distributor's consent shall not be required with respect to any assignment, delegation or transfer by the Company to any entity providing financing to the Company, to another division of the Company or to any affiliate of the Company or division of such affiliate. This Agreement shall inure to the benefit of the permitted successors and assigns of the Company. For the purposes of this Agreement, "affiliate" shall mean any company, natural person, partnership or other business entity controlled by, under common control with or controlling either Party to this Agreement.

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

17.6     Notices. Notices and other communications provided for herein shall
         -------
         be in writing and shall be delivered by hand or overnight international courier service, sent by graphic scanning or other telegraphic communication equipment available to both, the sending Party and the receiving Party, as follows:

If to Distributor:

Attention:

                  RussGps, Ltd.
                  Central Telegraph Building
                  Tverskaya Str., 7,
                  Moscow Russia 103009
                   +7 (095) 777-26-00
                  Attention: President
If to the Company:
                  VeriChip Corporation
                  400 Royal Palm Way, Ste. 410
                  Palm Beach, FL  33480
                  United States of America
                  Facsimile No.:  (561) 805-8001
                  Attention:  President

         All notices and other communications given to either Party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of delivery if delivered by hand or overnight courier service or on the first business day if sent by telex, graphic scanning or other telegraphic communications equipment available to both the sender and the receiver, or on the date five (5) business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such Party as provided in this Section 17.6, or in accordance with the latest unrevised direction from such Party given in accordance with this Section.

17.7     Amendments. Except as provided elsewhere herein, this Agreement can
         ----------
         be modified only by a specific written agreement duly signed by persons authorized to sign agreements on behalf of Distributor and the Company.

17.8     Publicity. Distributor agrees that any publicity or advertising
         ---------
         which shall be released by Distributor in which the Company is identified in connection with the Products shall be in accordance with the terms of this Agreement and with such information or data as the Company may, from time to time, furnish to Distributor for such purposes. Copies of all such publicity and advertising shall be forwarded to the Company for its prior written approval.

17.9     Severability. If any provision of this Agreement shall be held by a
         ------------
         court or other tribunal of competent jurisdiction to be invalid, illegal or unenforceable, or shall be required to be modified, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

17.10    Counterparts. This Agreement may be executed in any number of
         ------------
         counterparts, each of which will be deemed an original but all of which when taken together will constitute one and the same contract, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.

17.11    Waiver. The waiver by either Party of any instance of the other
         ------
         Party's non-compliance with any obligation or responsibility herein shall not be deemed a waiver of the waiving Party's remedies for such non-compliance in the future.

17.12    Time Limit On Actions. No action, regardless of form, arising out
         ---------------------
         of this Agreement may be brought by either Party more than two (2) years after the cause of action has occurred; provided, however, that this paragraph shall not apply to actions involving patents, copyrights, Trademarks or tradenames, Company Confidential Information, or actions to compel Distributor, after termination or expiration of this Agreement, to cease representing itself as a distributor of the Company.

17.13    Force Majeure. Neither Party shall be liable for failure to perform
         -------------
         or delay in performing any obligation under this Agreement, except the obligation to make payments when due, if such failure or delay is due to force majeure, including, but not limited to, war, embargo, riot, insurrection, sabotage or other civil unrest; fire, explosion, flood or other natural disaster; accident or breakdown of machinery; unavailability of fuel, labor, containers, or transportation facilities; accidents of navigation, breakdown or damage of vessels or other conveyances for air, land or sea; other impediments or hindrances to transportation; strike or other labor disturbances; government restraints or any other cause beyond the control of the affected party; provided, however, that the Party so failing to perform shall (i) as soon as possible, inform the other Party of the occurrence of the circumstances preventing or delaying the performance of its obligations, and describe at a reasonable level of detail the circumstances causing such delay, and (ii) exert reasonable efforts to eliminate, cure or overcome any of such cases and to resume performance of its covenants with all possible speed. In such event, the non-performing Party will be excused from any further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay. In the event that, by operation of law or governmental decree, it becomes illegal to market and sell a Product in the Territory, Distributor shall be relieved of its obligations under this Agreement (other than the obligation to make any payment due hereunder) only to the extent that they relate to such Product. Any Party so delayed in its performance will be under no liability for loss or damages suffered by the other Party thereby.

         Either Party may convene a meeting between the Parties to discuss the force majeure and its effect on any obligation under this Agreement. The Parties shall seek to modify the relevant provisions in order to accommodate the circumstances caused by the force majeure. If the Parties fail to agree on such modifications within thirty (30) calendar days after notice of the force majeure is delivered, either Party may terminate this Agreement by written notice to the other Party. Such termination shall be effective thirty (30) calendar days after the date of the written notice.

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

17.14    WAIVER OF JURY TRIAL
         --------------------

         EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY DOCUMENT CONTEMPLATED TO BE EXECUTED OR DELIVERED IN CONJUNCTION HEREWITH. EACH PARTY HERETO (1), CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (2), ACKNOWLEDGES THAT IT AND THE OTHER PARTY HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

17.15    Section Headings. The section headings contained herein are
         ----------------
         for convenience of reference only and shall not be used in construing this Agreement.

                         SECTION 18. SPECIFIC TERMS

18.1     Specific Terms Applicable To Distributor:
         ----------------------------------------

         Distribution Agreement Number: 011
                                        ---
         Territory: The countries of Ex-Soviet Union and Switzerland (Countries of Independent States)

         Agreement Effective Date: JUNE 30, 2003, UPON RECEIPT OF DISTRIBUTION
                                   -------------------------------------------
         FEE OF US $50,000.00
         --------------------

         Duration: 60 (sixty) months from Effective Date
                   -------------------------------------
         Products: See EXHIBIT "B", hereto.
                   -----------------------

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed by their duly authorized representatives on the date written below.

WITNESSES:                     DISTRIBUTOR:

                                 /S/ Pavel Panov
                               ---------------------------
                               By: Pavel Panov
                                   -----------
Name:                          Title: President
                                      ---------
Date: May 30, 2003             Date: May 30, 2003
      ------------                   ------------

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

WITNESSES:

Name:
Date:

                                          ACCEPTED BY THE COMPANY,
WITNESSES:                                VERICHIP CORPORATION, a
                                          Delaware Corporation, on
                                          the date shown below:


Name: Mike Feder
Date:
WITNESSES:                                      /S/ Keith Bolton
                                              ---------------------------
                                          By: Dr. Keith Bolton
                                              ---------------------------
                                          Title: President
                                                 ------------------------
                                          Date: May 30, 2003
                                                -------------------------


Name: Terry Gallager
Date:

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

                                 EXHIBIT "A"

                     FORM OF PURCHASE ORDER FOR PRODUCTS
                          (Check the Current Form)

                                    Check

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

                                 EXHIBIT "B"

                                  PRODUCTS

VERICHIP IMPLANTABLE MICROCHIP AND PLD

AGREED TO AND ACCEPTED ON THIS 26TH DAY OF AUGUST, 2003 (UPON RECEIPT OF DISTRIBUTION FEE), BY:

DISTRIBUTOR:                                 VERICHIP CORPORATION, a
______________________________., a           Delaware Corporation,
company organized and existing               on the date shown below:
under the laws of Florida:

  /S/ Pavel Panov                            /S/ Keith Bolton
-----------------------------------          ----------------------------------
By: Pavel Panov                              By: Dr. Keith Bolton
    -------------------------------              ------------------------------
Title: President                             Title: President
       ----------------------------                 ---------------------------
Date: May 30, 2003                           Date: May 30, 2003
      -----------------------------                ----------------------------

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

                                 EXHIBIT "C"

                                 PRICE LIST

Microchips: $75 per unit
Scanners:  $650 per unit

AGREED TO AND ACCEPTED ON THIS 26TH DAY OF AUGUST, 2003 (UPON RECEIPT OF DISTRIBUTION FEE), BY:

DISTRIBUTOR:                                 VERICHIP CORPORATION, a
______________________________., a           Delaware Corporation,
company organized and existing               on the date shown below:
under the laws of Florida:

  /S/ Pavel Panov                            /S/ Keith Bolton
-----------------------------------          ----------------------------------
By: Pavel Panov                              By: Dr. Keith Bolton
    -------------------------------              ------------------------------
Title: President                             Title: President
       ----------------------------                 ---------------------------
Date: May 30, 2003                           Date: May 30, 2003
      -----------------------------                ----------------------------

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

                                 EXHIBIT "D"

                             QUOTA REQUIREMENTS

During the Term of this Agreement, Distributor shall make the following minimum purchases of Products:

EXCLUSIVE DISTRIBUTOR LICENSE: $50,000 cost for Exclusive Distribution License

MINIMUM PURCHASE ORDER YEAR 2003:
         Microchips: 1,000 units at $90 per unit.
         Scanners: 100 units at $650 per unit

PURCHASE ORDER YEAR 2004:
         Microchips: 5,000 units at $90 per unit
         Scanners: 250 at $650 per unit

PURCHASE ORDER YEAR 2005:
         Microchips: 10,000 units at $90 per unit
         Scanners: 500 at $650 per unit

PURCHASE ORDER YEAR 2006:
         Microchips: 15,000 units at $90 per unit
         Scanners: 1,000 at $650 per unit

PURCHASE ORDER YEAR 2007:
         Microchips: 20,000 units at $90 per unit
         Scanners: 1,000 at $650 per unit

AGREED TO AND ACCEPTED ON THIS 30TH DAY OF MAY, 2003, EFFECTIVE DATE JUNE 30, 2003 (UPON RECEIPT OF DISTRIBUTION FEE), BY:

DISTRIBUTOR:                                 VERICHIP CORPORATION, a
RussGPS, Ltd., a Russian company             Delaware Corporation,
organized and existing under                 on the date shown below:
the laws of Russia:

  /S/ Pavel Panov                            /S/ Keith Bolton
-----------------------------------          ----------------------------------
By: Pavel Panov                              By: Dr. Keith Bolton
    -------------------------------              ------------------------------
Title: President                             Title: President
       ----------------------------                 ---------------------------
Date: May 30, 2003                           Date: May 30, 2003
      -----------------------------                ----------------------------

                                        INTERNATIONAL DISTRIBUTION AGREEMENT
                                        ------------------------------------

                                 EXHIBIT "E"

                                  TERRITORY

THE COUNTRIES OF EX-SOVIET UNION AND SWITZERLAND (COUNTRIES OF INDEPENDENT
STATES)

AGREED TO AND ACCEPTED ON THIS 30TH DAY OF MAY, 2003, EFFECTIVE DATE JUNE 30, 2003 (UPON RECEIPT OF DISTRIBUTION FEE), BY:

DISTRIBUTOR:                                 VERICHIP CORPORATION, a
RussGPS, Ltd., a Russian company             Delaware Corporation,
organized and existing under                 on the date shown below:
the laws of Russia:

  /S/ Pavel Panov                            /S/ Keith Bolton
-----------------------------------          ----------------------------------
By: Pavel Panov                              By: Dr. Keith Bolton
    -------------------------------              ------------------------------
Title: President                             Title: President
       ----------------------------                 ---------------------------
Date: May 30, 2003                           Date: May 30, 2003
      -----------------------------                ----------------------------